Regulatory matters	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Regulatory matters
25. Regulatory matters
The Corporation operates in a highly regulated environment. It is regulated by federal and state of New Jersey regulators. The Corporation’s regulated insurance subsidiaries must be licensed by and are subject to regulation by DOBI, which requires periodic financial reports and enforces minimum capital and/or reserve requirements.
The laws and regulations governing the Corporation’s business and interpretations of those laws and regulations are subject to frequent change. Legislative, administrative, and public policy changes to the Health Care Reform Law continue to be debated, and the Corporation cannot predict if the Health Care Reform Law will be further modified, repealed, or replaced. The broad latitude given to the agencies administering, interpreting and enforcing current and future regulations governing the Corporation’s business could require the Corporation to change how it conducts its business, restrict revenue and enrollment growth, increase health care and administrative costs and capital requirements, or expose the Corporation to increased liability in the courts for coverage determinations, contract interpretation and other actions.

The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect the Corporation’s financial position, results of operations and cash flows and damage its reputation.